                                                                    Exhibit 99.2

                              OWENS & MINOR, INC.

                         NOTICE OF GUARANTEED DELIVERY
                   (Not to be used for Signature Guarantee)

          As set forth in the Prospectus, dated _____________, 2001 (the "Prospectus"), in the section entitled "The Exchange Offer -- Procedures for Tendering Outstanding Notes" and in the accompanying Letter of Transmittal (the "Letter of Transmittal") and Instruction 2 thereto, this form or one substantially equivalent hereto must be used to accept the Exchange Offer if certificates representing 8 1/2% Senior Subordinated Notes due 2011 of Owens & Minor, Inc. (the "Outstanding Notes") are not immediately available or time will not permit such holder's Outstanding Notes or other required documents to reach the Exchange Agent, or complete the procedures for book-entry transfer, prior to the Expiration Date (as defined in the Prospectus) of the Exchange Offer. This form may be delivered by hand or sent by overnight courier, facsimile transmission or registered or certified mail to the Exchange Agent and must be received by the Exchange Agent prior to 5:00 p.m., New York City time on
_________________.

                               To SunTrust Bank
                            (the "Exchange Agent")

          By Mail:                             By Facsimile Transmission:                   By Hand or Overnight Delivery:
       SunTrust Bank                                (804) 782-7855                                 SunTrust Bank
  Attention:  Jim McManus                   Confirm Facsimile Transmission                     Attention:  Jim McManus
 Corporate Trust Department                  by Telephone: (804) 782-5726                     Corporate Trust Department
   10/th/ Floor, HDQ 5310                                                                       10/th/ Floor, HDQ 5310
     919 E. Main Street                                                                           919 E. Main Street
 Richmond, Virginia  23219                                                                    Richmond, Virginia  23219

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A
                                VALID DELIVERY

This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

     The undersigned hereby tender(s) to Owens & Minor, Inc. the principal amount of the Outstanding Notes listed below, upon the terms of and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal and the instructions thereto (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, pursuant to the guaranteed delivery procedures set forth in the Prospectus, as follows:

                         Aggregate Principal           Principal Amount
                         Amount Represented      Tendered (must be in integral
   Certificate Nos.       by Certificate(s)           multiples of $1,000)
   ----------------       -----------------           --------------------



     This Notice of Guaranteed Delivery must be signed by the Holder(s) exactly as their name(s) appear on certificates for Outstanding Notes or on a security position listing as the owner of Outstanding Notes, or by person(s) authorized to become Holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

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  The Depository Trust Company Account Number (if the Outstanding Notes will be tendered by book-entry transfer)

  ____________________________________________________________________________

  ____________________________________________________________________________
  Sign Here

  ____________________________________________________________________________
  Account Number

  ____________________________________________________________________________
  Principal Amount Tendered
  (must be in integral multiples of $1,000)

  ____________________________________________________________________________
  Number and Street or P.O. Box

  ____________________________________________________________________________
  City, State, Zip Code

  ____________________________________________________________________________
  Signature(s)

  Dated_______________________________________________________________________

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

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                             GUARANTEE OF DELIVERY
                   (Not to be used for signature guarantee)

 The undersigned, a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States, or otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, guarantees that, within five business days from the date of this Notice of Guaranteed Delivery, a properly completed and validly executed Letter of Transmittal (or a facsimile thereof), together with certificates representing Outstanding Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Outstanding Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures for book-entry transfer set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Outstanding Notes") and all other documents required by the Letter of Transmittal will be deposited by the undersigned with the Exchange Agent at its address set forth above.

 The institution that completes this form must communicate the guarantee to the Exchange Agent and must deliver the Letter of Transmittal and Outstanding Notes to the Exchange Agent within the time period shown herein. Failure to do so could result in a financial loss to the undersigned.

 _____________________________________  ____________________________________
              Name of Firm                      Authorized Signature


 _____________________________________  ____________________________________
                Address                                Title


 _____________________________________  Name________________________________
                Zip Code                         Please Type or Print


 _____________________________________  Name________________________________
        Area Code and Tel. No.
                                        Dated_______________________________

    NOTE: DO NOT SEND CERTIFICATES REPRESENTING OUTSTANDING NOTES WITH THIS FORM. CERTIFICATES REPRESENTING OUTSTANDING NOTES SHOULD BE SENT ONLY WITH
                           A LETTER OF TRANSMITTAL.

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